SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): OCTOBER 19, 2004


                              FAB INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)


               1-5901                                   13-2581181
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     (Commission File Number)               (IRS Employer Identification No.)



        200 Madison Avenue
        New York, New York                                 10016
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(Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code:           (212) 592-2700
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                                 NOT APPLICABLE
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          (Former name or former address if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 3.01.   NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING
             RULE OR STANDARD; TRANSFER OF LISTING.

       (b)
             On October 19, 2004, Fab Industries, Inc. (the "Company") sent a letter to the American Stock Exchange requesting an extension of time to appoint a member to the audit committee of its Board of Directors to replace Frank S. Greenberg, who previously resigned as a director of the Company. A replacement is needed in order for the Company to comply with Section 121B(b)(i) of the American Stock Exchange Company Guide, which requires that a company listed on the American Stock Exchange have an audit committee consisting of at least three independent directors.

             The Company has not yet determined the action to be taken as a result of not having three independent directors on its audit committee.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         FAB INDUSTRIES, INC.


Dated:  October 25, 2004                 By: /s/ Samson Bitensky
                                             --------------------------------
                                             Samson Bitensky
                                             Chairman of the Board and
                                             Chief Executive Officer